SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                      December 15, 2006 (December 12, 2006)

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                       0-15905                 73-1268729
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 Incorporation or organization)                              Identification No.)


                  801 Travis, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 227-7660
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

         On December 13, 2006, Blue Dolphin Energy Company (the "Company") announced that John N. Goodpasture was appointed to the Board of Directors of the Company effective December 12, 2006. Mr. Goodpasture will serve on the Compensation Committee of the Board of Directors.

         There is no arrangement or understanding between Mr. Goodpasture and any other persons pursuant to which Mr. Goodpasture was selected as a director. There are no material relationships or transactions between Mr. Goodpasture and the Company or any of the Company's directors, executive officers, or major security holders, or the immediate family members of any such person. In addition, there are no family relationships between Mr. Goodpasture and any director or executive officer of the Company.

         Mr. Goodpasture will receive $12,000 in fees annually for his services on the Board. The fees are paid out $3,000 every three months; two quarters being paid in cash and two quarters paid in equivalent value of common stock. Mr. Goodpasture will receive a pro rata payment for the period ending February 15, 2007, based on the portion of the period that he was a member of the Board.

         A copy of the Company's press release dated December 13, 2006, announcing the appointment of Mr. Goodpasture as a director is filed as Exhibit
99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)         Exhibits

                        99.1 Blue Dolphin press release dated December 13, 2006 announcing appointment of John N. Goodpasture as a director.







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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 15, 2006.

                                         BLUE DOLPHIN ENERGY COMPANY



                                         By: /s/ GREGORY W STARKS
                                            ------------------------------------
                                            Gregory W. Starks
                                            Vice President, Treasurer, Secretary























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                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

99.1 Blue Dolphin press release dated December 13, 2006 announcing appointment of John N. Goodpasture as a director.